Report of Ernst Young LLP
 Independent Registered Public
 Accounting Firm

To the Shareholders
and Board of Trustees of
Money Market Obligations Trust

In planning and performing our
 audits of the financial
statements of Automated
Government Money Trust Trust
 for US Treasury Obligations
 Liberty US Government
Money Market Trust Federated
 ShortTerm US Government Trust
Money Market
Management Automated Cash
 Management Trust Federated
 Master Trust Liquid Cash
Trust Federated Capital
 Reserves Fund Federated
 Government Reserves Fund and
Federated Municipal Trust
 Fund the Funds eleven of
 the portfolios constituting
Money Market Obligations Trust
 as of and for the year ended
July 31 2007 in
accordance with the standards
 of the Public Company Accounting
Oversight Board
United States we considered its
 internal control over financial
 reporting including
control activities for safeguarding
 securities as a basis for
 designing our auditing
procedures for the purpose of
 expressing our opinion on the
 financial statements and to
comply with the requirements
of Form NSAR but not for the
purpose of expressing an
opinion on the effectiveness
 of the Funds internal control
over financial reporting
Accordingly we express
 no such opinion

The management of the
Funds is responsible for
establishing and maintaining
 effective
internal control over financial
 reporting In fulfilling this
 responsibility estimates and
judgments by management are
required to assess the expected
benefits and related costs
of controls A companys internal
control over financial reporting
 is a process designed to
provide reasonable assurance
 regarding the reliability of
 financial reporting and the
preparation of financial statements
 for external purposes in
accordance with generally
accepted accounting principles
 Such internal control includes
policies and procedures
that provide reasonable assurance
 regarding prevention or timely
 detection of
unauthorized acquisition use or
disposition of a companys assets
 that could have a
material effect on the
 financial statements

Because of its inherent
 limitations internal control
over financial reporting may not
prevent or detect misstatements
Also projections of any evaluation
 of effectiveness to
future periods are subject to the
risk that controls may become
 inadequate because of
changes in conditions or
that the degree of compliance
with the policies or procedures
may deteriorate

A control deficiency exists
 when the design or operation
 of a control does not allow
management or employees in the
 normal course of performing
their assigned functions
to prevent or detect misstatements
 on a timely basis A significant
deficiency is a control
deficiency or combination of control
 deficiencies that adversely affects
the companys
ability to initiate authorize
 record process or report
 external financial data reliably in
accordance with generally
 accepted accounting principles
 such that there is more than a
remote likelihood that a
 misstatement of the companys
 annual or interim financial
statements that is more than
 inconsequential will not be
prevented or detected A material
weakness is a significant deficiency
 or combination of significant
 deficiencies that
results in more than a remote
likelihood that a material
misstatement of the annual or
interim financial statements
will not be prevented or detected

Our consideration of the Funds
internal control over financial
 reporting was for the
limited purpose described in the
 first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be significant
deficiencies or material
weaknesses under standards
 established by the Public
Company Accounting Oversight
Board United States However
we noted no deficiencies
in the Funds internal control
over financial reporting
and its operation including
 controls for safeguarding
securities that we consider
 to be a material weakness
as defined above as of July 31 2007

This report is intended solely
for the information and use
of management and the Board
of Trustees of Money Market
Obligations Trust and the
 Securities and Exchange
Commission and is not intended
 to be and should not
 be used by anyone other than these
specified parties



ERNST  YOUNG LLP

Boston Massachusetts
September 19 2007